ASA INTERNATIONAL LTD.
                                 10 Speen Street
                         Framingham, Massachusetts 01701

                                 (508) 626-2727

October 20, 2000




Securities and Exchange Commission
450 5th Street, N.W.
Judiciary Plaza

Washington, D.C.  20549

Attention:  Filing Desk
-----------------------

                           RE: ASA INTERNATIONAL LTD.
                              SEC FILE NO. 0-14741


Pursuant to regulations of the Securities and Exchange Commission, submitted herewith for filing on behalf of ASA International Ltd. (the "Company") is the Company's Form 8-K dated October 20, 2000.

This filing is being effected by direct transmission to the Commission's Operational EDGAR System.

Very truly yours,

ASA INTERNATIONAL LTD.


/s/ Terrence C. McCarthy

Terrence C. McCarthy
Vice President and Treasurer

TCM/mb

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

               Pursuant to Section 13 or 15 (d) of the Securities
                              Exchange Act of 1934

                        Date of Report: October 20, 2000

                             ASA International Ltd.
                             ----------------------

             (Exact name of Registrant as specified in its Charter)



          Delaware                 O-14741                     02-0398205
       -------------            -------------              ----------------
State or Other Jurisdiction     (Commission                  (I.R.S. Employer
     of Incorporation)           File Number)             Identification Number)



      10 Speen Street, Framingham, MA                            01701
   --------------------------------------                      ----------
  (Address of Principal Executive Offices)                     (Zip Code)


Registrant's Telephone Number, including Area Code:  508-626-2727
                                                     ------------

                                TABLE OF CONTENTS

                                    FORM 8-K

                                October 20, 2000

Item                                                                  Page
----                                                                  ----

Item 2.     Disposition of Assets                                       1

Item 7.    Financial Statements and Exhibits                            2

Signature                                                               4

Financial Statements                                                   F-1

Item 2.  Disposition of Assets
------------------------------

     ASA International Ltd., a Delaware corporation (the "Registrant"), completed the sale of its SmartTime business to InterPro Business Solutions, Inc. (formerly InterPro Expense Systems, Inc.), a Delaware corporation ("InterPro"). Pursuant to an Option to Purchase Agreement dated August 2, 1999 by and between the Registrant, InterPro, and ASA InterPro SmartTime LLC, a Delaware limited liability company, InterPro exercised its option to purchase the SmartTime business from the LLC for the aggregate purchase price of $7,020,000 less the option fees paid on August 2, 1999 of $1,660,000 and $540,000 paid on August 1, 2000. The terms and conditions of the acquisition under the option are set forth in the Asset Purchase Agreement dated as of August 2, 1999 (the "Purchase Agreement"). As more fully set forth in the Purchase Agreement and Exhibits thereto, on August 2, 1999, InterPro had loaned to the Registrant $3,200,000 pursuant to a promissory note due on or before August 31, 2000 (the "ASA Note"). Interest of $160,000 on the ASA Note was prepaid to August 1, 2000. InterPro completed the transaction by paying the remaining $4,820,000 of the purchase price by (a) delivering the ASA Note (valued at $3,213,151 as a result of interest accrued from August 1 through August 31, 2000), and (b) paying the remainder of $1,606,849 in cash.

Item 7.  Financial Statements and Exhibits.

         (a)      Not applicable.

         (b)      Pro forma financial information.

     The  following  unaudited  pro  forma  condensed   consolidated   financial
statements are filed with this report:

    Pro forma Condensed Consolidated Balance Sheet
       at June 30, 2000                              F-1 to F-2

    Pro forma Condensed Consolidated Statements of Operations.
               Year Ended December 31, 1999          F-3
               Six Months Ended June 30, 2000        F-4

    The pro forma condensed consolidated balance sheet of the Registrant as of June 30, 2000, reflects the financial position of the Registrant after giving effect to the disposition of the assets and assumption of the liabilities discussed in Item 2 and assumes the disposition took place on June 30, 2000. The pro forma condensed consolidated statements of operations for the fiscal year ended December 31, 1999, and the six months ended June 30, 2000, assume that the disposition occurred on January 1, 1999, and are based on the operations of the Registrant for the year ended December 31, 1999 and the six months ended June 30, 2000, respectively.

    The unaudited pro forma condensed consolidated financial statements have been prepared by the Registrant based upon assumptions deemed proper by it. The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the future financial position or results of operations or actual results that would have occurred had the transaction been in effect as of the dates presented.

    The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Registrant's historical financial statements and related notes.

(c) Exhibits.

    Exhibit
      No.    Title
    -------  -----

    10.1*    Option to Purchase Agreement dated as of August 2, 1999.
    10.2*    Asset Purchase Agreement dated as of August 2, 1999.
    10.3*    Operating Agreement dated as of August 2, 1999.
    10.4*    Sublease and Consent Agreement dated as of August 2, 1999.
    10.5*    Revolving Promissory Note dated as of August 2, 1999.
    10.6*    Customer Intangibles License Agreement dated as of August 2, 1999.
    10.7*    Intellectual Property License Agreement dated as of August 2, 1999.
    10.8*    Promissory Note dated as of August 2, 1999.

    * Previously filed on August 13, 1999.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASA International Ltd.


By:  /s/ Terrence C. McCarthy
-----------------------------
Terrence C. McCarthy
Vice President and Treasurer

Date:  October 20, 2000

                         PRO FORMA FINANCIAL INFORMATION
                     ASA INTERNATIONAL LTD. AND SUBSIDIARIES

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                AT JUNE 30, 2000
                                   (Unaudited)

                                                ---Pro Forma Adjustments---
                                 Historical    SmartTime (a)      Other           Pro Forma
                                 ----------    ------------- ---------------    ------------
       ASSETS

CURRENT ASSETS:

   Cash and Cash equivalents   $  1,976,377   $       --     $   (573,151)(b)   $  1,403,226
   Marketable securities            899,363           --             --              899,363
   Receivables - net              4,869,563           --             --            4,869,563
   Other current assets           2,680,105           --        2,110,249 (b)      4,790,354
   Net assets of SmartTime          488,383        488,383           --                 --
                               ------------   ------------   ------------       ------------

TOTAL CURRENT ASSETS             10,913,791        488,383      1,537,098         11,962,506

PROPERTY AND
     EQUIPMENT - NET              5,026,917           --             --            5,026,917

SOFTWARE - NET                    5,728,397           --             --            5,728,397

COST EXCEEDING NET
  ASSETS ACQUIRED - NET               9,023           --             --                9,023


NOTES RECEIVABLE                  1,700,000           --             --            1,700,000

OTHER ASSETS                      1,298,441           --             --            1,298,441
                               ------------   ------------   ------------       ------------

                               $ 24,676,569   $    488,383   $  1,537,098       $ 25,725,284
                               ============   ============   ============       ============


(a) To eliminate the net assets of ASA's SmartTime business included in ASA's balance sheet as of June 30, 2000.
(b) To record the receipt of the second option fee ($540,000), the deposit of funds with an intermediary ($2,720,000), and to reflect the elimination of prepaid transaction costs related to the sale ($609,751).
(c) To record the repayment of the Note ($3,200,000), the elimination of deferred option and license fees ($2,460,000) and the accrual of additional expenses related to the sale and estimated taxes on the gain from the sale.

                         PRO FORMA FINANCIAL INFORMATION
                     ASA INTERNATIONAL LTD. AND SUBSIDIARIES

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                AT JUNE 30, 2000
                                   (Unaudited)

                                                      ---Pro Forma Adjustments---
                                       Historical    SmartTime (a)       Other            Pro Forma
                                      ------------   -------------   -------------      ------------

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:

   Notes payable - bank               $    319,527   $       --      $       --         $    319,527
   Note payable - other                  3,200,000           --         3,200,000 (c)          --
   Deferred option and license fees      2,460,000           --         2,460,000 (c)          --
   Accounts payable                        793,211           --              --              793,211
   Accrued expenses                      2,191,818           --           (25,000)(c)      2,216,818
   Deferred revenue                      1,365,265           --              --            1,365,265
   Other current liabilities               686,635           --              --              686,635
                                      ------------   ------------    -------------      ------------

TOTAL CURRENT                           11,016,456           --         5,635,000          5,381,456
   LIABILITIES

DEFERRED TAXES                             497,000           --        (2,673,000)(c)      3,170,000

LONG-TERM DEBT                           3,873,836           --              --            3,873,836

LONG-TERM LIABILITES                       240,631           --              --              240,631

COMMITMENTS                                   --             --              --                 --

SHAREHOLDERS' EQUITY:                    9,048,646        488,383      (4,499,098)        13,059,361
                                      ------------   ------------    ------------       ------------

                                      $ 24,676,569   $    488,383    $ (1,537,098)      $ 25,725,284
                                      ============   ============    ============       ============


(a) To eliminate the net assets of ASA's SmartTime business included in ASA's balance sheet as of June 30, 2000.
(b) To record the receipt of the second option fee ($540,000), the deposit of funds with an intermediary ($2,720,000), and to reflect the elimination of prepaid transaction costs related to the sale ($609,751).
(c) To record the repayment of the Note ($3,200,000), the elimination of deferred option and license fees ($2,460,000) and the accrual of additional expenses related to the sale and estimated taxes on the gain from the sale.

                         PRO FORMA FINANCIAL INFORMATION
                     ASA INTERNATIONAL LTD. AND SUBSIDIARIES

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                                   (Unaudited)

                                                       -Pro Forma Adjustments-
                                         Historical    SmartTime (a)     Other     Pro Forma
                                       ------------    -------------   --------  ------------
REVENUES

   Services                            $ 15,062,870    $       --      $   --    $ 15,062,870
   Product licenses                       6,506,376            --          --       6,506,376
   Computer and add-on hardware           4,053,289            --          --       4,053,289
                                       ------------    -----------     -------   ------------
NET REVENUE                              25,622,535            --          --      25,622,535

COST OF REVENUE
   Services                               9,485,924            --          --       9,485,924
   Product licenses                       4,456,953            --          --       4,456,953
   Computer and add-on hardware           3,219,535            --          --       3,219,535
                                       ------------    -----------     -------   ------------
TOTAL COST OF REVENUE                    17,162,412            --          --      17,162,412

EXPENSES

   Marketing and sales                    4,356,610            --          --       4,356,610
   General and administrative             3,570,022            --          --       3,570,022
   Amortization of goodwill                  42,234            --          --          42,234
                                      -------------    -----------     --------   ------------
TOTAL EXPENSES                            7,968,866            --          --       7,968,866

EARNINGS (LOSS) FROM OPERATIONS             491,257            --          --         491,257

INTEREST EXPENSE                           (386,396)           --          --        (386,396)

INTEREST INCOME                             508,793            --          --         508,793

EQUITY IN LOSS FROM AFFILIATE              (165,972)        165,972        --            --

GAIN ON SALE OF COMMERCIALWARE            3,824,420            --          --       3,824,420

OTHER INCOME (EXPENSE)-NET                 (183,237)           --          --        (183,237)
                                       ------------    -----------     -------   ------------
EARNINGS BEFORE TAXES ON INCOME           4,088,865         165,972        --       4,254,837

INCOME TAXES (BENEFIT)                    1,922,000          78,016        --       2,000,016
                                       ------------    -----------     -------   ------------

NET EARNINGS (LOSS)                    $  2,166,865    $     87,956    $   --    $  2,254,821
                                       ============    ============    =======   ============

NET INCOME PER SHARE:
          BASIC                        $       0.67    $       --      $   --    $       0.70
                                       ============    ============    =======   ============
          DILUTED                      $       0.63    $       --      $   --    $       0.66
                                       ============    ============    =======   ============
WEIGHTED AVERAGE SHARES
          BASIC                           3,218,291            --          --       3,218,291
                                       ============    ============    =======   ============
          DILUTED                         3,429,844            --          --       3,429,844
                                       ============    ============    =======   ============

(a)  To eliminate the profit and loss of SmartTime for the entire period

                         PRO FORMA FINANCIAL INFORMATION
                     ASA INTERNATIONAL LTD. AND SUBSIDIARIES

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2000
                                   (Unaudited)

                                                  -Pro Forma Adjustments-
                                    Historical    SmartTime (a)     Other          Pro Forma
                                  ------------    -------------   ---------      ------------

REVENUE

   Services                       $  6,875,889    $       --      $   --         $  6,875,889
   Product licenses                  2,802,865            --          --            2,802,865
   Computer and add-on hardware        670,365            --          --              670,365
                                  ------------    -----------     -------        ------------

NET REVENUE                         10,349,119            --          --           10,349,119

COST OF REVENUE
   Services                          4,100,765            --          --            4,100,765
   Product licenses                  2,494,636            --          --            2,494,636
   Computer and add-on hardware        536,846            --          --              536,846
                                  ------------    -----------     -------        ------------

TOTAL COST OF REVENUE                7,132,247            --          --            7,132,247

EXPENSES

   Marketing and sales               2,527,348            --          --            2,527,348
   General and administrative        1,807,684            --          --            1,807,684
   Amortization of goodwill              9,023            --          --                9,023
                                  ------------    -----------     -------        ------------

TOTAL EXPENSES                       4,344,055            --          --            4,344,055

EARNINGS (LOSS) FROM OPERATIONS     (1,127,183)           --          --           (1,127,183)
                                  ------------    -----------     -------        ------------

INTEREST EXPENSE                      (214,755)           --          --             (214,755)

INTEREST INCOME                        203,582            --          --              203,582

EQUITY IN LOSS FROM AFFILIATE         (922,858)        922,858        --                  --

OTHER INCOME - NET                     320,790            --          --              320,790
                                  ------------    ------------    -------        ------------

EARNINGS BEFORE TAXES ON INCOME     (1,740,424)        922,858        --             (817,566)

INCOME TAXES (BENEFIT)                (649,000)        344,132        --             (304,868)
                                  ------------    ------------    -------        ------------

NET EARNINGS (LOSS)               $ (1,091,424)   $    578,726    $   --         $   (512,698)
                                  ============    ============    =======        ============

NET INCOME PER SHARE
          BASIC                   $      (0.34)   $       --      $   --         $      (0.16)
                                  ============    ============    =======        ============
          DILUTED                 $      (0.34)   $       --      $   --         $      (0.16)
                                  ============    ============    =======        ============

WEIGHTED AVERAGE SHARES
          BASIC                      3,186,697            --          --            3,186,697
                                  ============    ============    =======        ============
          DILUTED                    3,186,697            --          --            3,186,697
                                  ============    ============    =======        ============



(a) To eliminte the profit and loss of SmartTime for the entire period.